Education Management Corporation Commences Exchange Offer
In Connection with Proposed Restructuring

Pittsburgh, October 1, 2014 - In connection with its previously disclosed proposed restructuring, Education Management Corporation (“EDMC” and together with its consolidated subsidiaries, the “Company”) (NASDAQ: EDMC) announced today that it has commenced a private offer to exchange (the “Exchange Offer”) all outstanding Senior Cash Pay/PIK Notes due 2018 (the “Cash Pay/PIK Notes”) and Senior PIK Toggle Notes due 2018 (the “PIK Notes” and together with the Cash Pay/PIK Notes, the “Notes”), each co-issued by its indirect wholly owned subsidiaries Education Management LLC and Education Management Finance Corp., for a combination of mandatory convertible preferred stock of EDMC (the “Preferred A-2 Shares”) and warrants (the “Class A Warrants”) to purchase common stock of EDMC (the “Common Shares”).
The Preferred A-2 Shares and Class A Warrants are being offered only to (i) accredited investors in reliance on Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and (ii) outside the United States, non-U.S. investors pursuant to Regulation S under the Securities Act, in each case, who have completed and returned an eligibility certification (such investors, collectively, “Eligible Holders”). The Preferred A-2 Shares (and the Common Shares into which they are convertible) and Class A Warrants (and the Common Shares into which they are exercisable) will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws.
The Exchange Offer is being made only to Eligible Holders in accordance with the terms and subject to the conditions stated in the Offering Circular, dated October 1, 2014 (the “Offering Circular”), and the documents related thereto (together with the Offering Circular, the “Exchange Offer Documents”). The Exchange Offer will expire at 11:59 p.m., New York City time, on October 29, 2014 (such time and date, as they may be extended by the Company, the “Expiration Date”). However, Eligible Holders who tender, and do not validly withdraw, Notes at or prior to 5:00 p.m., New York City time, on October 22, 2014 (such time and date, as they may be extended by the Company, the “Early Tender Deadline”), will be entitled to receive additional consideration as described below. Tendered Notes may be withdrawn prior to 5:00 p.m., New York City time, on October 22, 2014 (unless such time and date are extended by the Company).
Eligible Holders who validly tender, and do not validly withdraw, their Notes at or prior to the Early Tender Deadline will receive for each $1,000 of (a) principal amount of Notes and (b) in the case of the Cash Pay/PIK Notes, accrued but unpaid interest on such principal amount to but excluding September 30, 2014 (the aggregate of (a) and (b), the “Exchange Amount”), (i) 8.5 Preferred A-2 Shares and (ii) their pro rata share of Class A Warrants for the purchase of up to 10% of the fully-diluted Common Shares (subject to dilution by a management incentive plan to be implemented in connection with the proposed restructuring).
Eligible Holders who validly tender, and do not validly withdraw, their Notes after the Early Tender Deadline and on or prior to the Expiration Date will receive for each $1,000 of Exchange Amount,

(i) 95% of the Preferred A-2 Shares and (ii) 95% of the Class A Warrants that, in each case, they would have received had they tendered at or prior to the Early Tender Deadline.
The conditions to the Exchange Offer include, without limitation, (i) consummation of the previously disclosed proposed restructuring concurrently with consummation of the Exchange Offer (the “Restructuring Condition”) and (ii) the Company having obtained certain approvals from applicable regulators.
The Company reserves the right, subject to applicable law, in its sole discretion, to waive or amend any of the conditions of the Exchange Offer, other than the Restructuring Condition, at any time and from time to time. The Company also reserves the right, subject to applicable law, to terminate, withdraw, amend or extend the Exchange Offer at any time and from time to time, as described in the Offering Circular.
The Company’s obligations with respect to the Exchange Offer are set forth solely in the Exchange Offer Documents. This press release is neither an offer to purchase nor a solicitation of an offer to sell any securities. The Exchange Offer is being made only by, and pursuant to the terms of, the Exchange Offer Documents. The Exchange Offer is not being made in any jurisdiction in which the making thereof would not be in compliance with the applicable laws of such jurisdiction.
Holders of Notes who desire a copy of the eligibility certification for the Exchange Offer should visit the website for this purpose at http://main.dfking.com/edmc/ or request instructions by sending an email to edmc@dfking.com or by calling D.F. King & Co., Inc., as Information Agent for the Exchange Offer, at (212) 269-5550.
About the Company
Education Management Corporation (www.edmc.edu), with approximately 119,500 students as of the three month period ended March 31, 2014, is among the largest providers of post-secondary education in North America, based on student enrollment and revenue, with a total of 110 locations in 32 U.S. states and Canada. The Company offers academic programs to students through campus-based and online instruction, or through a combination of both. The Company is committed to offering quality academic programs and strives to improve the learning experience for its students. Its educational institutions offer students the opportunity to earn undergraduate and graduate degrees and certain specialized non-degree diplomas in a broad range of disciplines, including media arts, health sciences, design, psychology and behavioral sciences, culinary, business, fashion, legal, education and information technology.
Cautionary Statements
This press release includes information that could constitute forward-looking statements with the meaning of the Private Securities Litigation Reform Act of 1995. These statements typically contain words such as “anticipates,” “believes,” “estimates,” “expects,” “intends” or similar words indicating that future outcomes are not known with certainty and are subject to risk factors that could cause these outcomes to differ significantly from those projected. Forward-looking statements include, but are not limited to, statements about the benefits and timing of the Exchange Offer and the proposed restructuring; the principal amount of Notes that will be tendered in the Exchange Offer; the implementation of a management incentive plan in connection with the proposed restructuring; and the satisfaction or waiver of certain conditions to the Exchange Offer. Any such forward-looking statements involve risk and uncertainties that could cause actual results to differ materially from any future results encompassed within the forward-looking statements. Some of the factors that could cause actual results to differ materially include, but are not limited to: risks associated with the ability to consummate the proposed restructuring and the Exchange Offer and the timing of the proposed restructuring and the Exchange Offer; the ability to realize the anticipated benefits of the proposed restructuring and the Exchange Offer; changes in the overall U.S. or global economy; changes in enrollment or student mix; student retention; the Company’s ability to maintain eligibility to participate in Title IV programs; changes in government spending; increased or unanticipated legal and regulatory costs; success of cost-cutting initiatives and growth strategies; changes in accreditation standards; the implementation of new operating procedures for the Company’s fully online programs; government and regulatory changes including revised interpretations of regulatory requirements that affect the postsecondary education industry; new programs and operational changes implemented in response to the “gainful employment” financial metrics; the potential impact of the draft “gainful employment” regulation expected to be issued by the U.S. Department of Education; and other factors discussed in the Company’s filings with the Securities and Exchange Commission, including those identified in the “Risk Factors” section of the Company’s Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Past results of the Company are not necessarily indicative of its future results. The Company does not undertake any obligation to update any forward-looking statements, except as required by securities laws.

Investor Contact:
John Iannone
Director of Investor Relations
(412) 995-7727

Media Contact:
Chris Hardman
VP of Communications
(412) 995-7187